UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31,

Date of reporting period:  NOVEMBER 30, 2010


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA BALANCED STRATEGY FUND - SEMIANNUAL REPORT FOR PERIOD ENDED
NOVEMBER 30, 2010


[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

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       SEMIANNUAL REPORT
       USAA BALANCED STRATEGY FUND
       NOVEMBER 30, 2010

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FUND OBJECTIVE

HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time, including an equity hedging strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        36

    Financial Statements                                                     40

    Notes to Financial Statements                                            43

EXPENSE EXAMPLE                                                              62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"I EXPECT THE ECONOMY TO CONTINUE                  [PHOTO OF DANIEL S. McNAMARA]
ITS SLOW, LOW-GROWTH RECOVERY"

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NOVEMBER 2010

The six-month reporting period was eventful and unquestionably tumultuous. But despite the ups and downs, economic and market conditions improved.

When the period began in June, investors were grappling with a host of worries -- Greece's debt crisis, regulatory changes related to the health care, financial and energy industries, the May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. Concern about the sustainability of the economic recovery also dampened investor sentiment as it became apparent that previous economic growth had been the result of government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, not self-sustaining private sector demand. Job growth also failed to materialize and unemployment remained high. However, inflation was muted, giving the Federal Reserve (the Fed) the latitude to keep short-term rates low in a range between zero and 0.25%.

By summer, some of these uncertainties had been resolved. Congress passed financial and health care legislation. The turmoil in Europe abated as the European Union bailed out Greece, and the stress tests on European banks suggested, perhaps prematurely, that they were stronger than previously believed. Corporate earnings, driven by surprisingly strong revenue growth, were better than expected. The Fed also telegraphed its intention to resume quantitative easing (QE2) in support of the U.S. economy. This suggested that short-term and overnight interest rates would remain low for a prolonged period, perhaps between 12 and 18 months.

The reduced uncertainty sparked a strong, broad-based rally across multiple asset classes, including U.S. and international equities, the emerging markets, fixed income, and precious metals and minerals. The rally continued as the Fed provided the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Meanwhile, the mid-term elections turned out as many had anticipated with the Republicans taking control of the House of

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2  | USAA BALANCED STRATEGY FUND
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Representatives and the Democrats holding their majority in the Senate. It was widely believed that at the end of the day the Bush tax cuts would be extended in a compromise that could include all taxpayers.

Although new geopolitical concerns emerged in November, the markets generally ignored the news and continued to rally. The dollar, which had declined in anticipation of renewed quantitative easing, rebounded in response to questions about Ireland's solvency and tensions between North and South Korea.

On a more positive note, third-quarter U.S. gross domestic product was revised upwards and retailers reported strong November sales in advance of the holiday season, suggesting to some observers that the U.S. economic recovery could be gaining momentum despite persistently high unemployment. However, I expect the economy to continue its slow, low-growth recovery. Furthermore, given that bond yields are near historic lows, I think bond investors anticipate a prolonged period of low interest rates.

Under the circumstances, investors would be well-advised to be mindful of their time horizons and resist the temptation to stretch their risk tolerance in pursuit of higher returns. They should remain disciplined and stick to their investment plans. If you would like to revisit or refine YOUR plan, please call 800-531-8722 and speak to one of USAA's dedicated service representatives. They stand ready to help you -- free of charge.

Rest assured we will continue doing all we can to help you achieve your long-term financial goals. At USAA Investment Management Company, we have some of the finest investment professionals in the industry managing your assets. Thank you once again for the opportunity to serve your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

As interest rates rise, existing bond prices fall.

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company           Credit Suisse Securities (USA) LLC
                                             Volaris Volatility Management Group
   ARNOLD J. ESPE, CFA
   Bonds and Money Market Instruments           YIRONG LI, CFA

   JOHN P. TOOHEY, CFA                          DEFINA MALUKI, CFA
   WASIF A. LATIF                               Option-based Risk Management
   Stocks                                       Strategy

QS Investors, LLC*

   ROBERT WANG
   RUSSELL SHTERN, CFA

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o   HOW DID THE USAA BALANCED STRATEGY FUND ("THE FUND") PERFORM DURING THE
    REPORTING PERIOD?

    For the six-month period ended November 30, 2010, the Fund had a total return of 7.97%. This compares to returns of 7.91% for the Lipper Balanced Funds Index, 9.86% for the Russell 3000 Index, and 3.85% for the Barclays Capital U.S. Aggregate Bond Index.

    USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund, including the U.S. bond portion. QS Investors, LLC (QS) manages the U.S. stock portion of the Fund using a quantitative approach to active stock selection. Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group) is responsible for managing the Fund's hedging strategy. This strategy involves the use of options on

    Refer to page 10 for benchmark definitions.

    Past performance is no guarantee of future results.

    *Effective August 1, 2010, QS Investors, LLC replaced Deutsche Investment
     Management Americas, Inc. as one of the subadvisers of the Fund.

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4  | USAA BALANCED STRATEGY FUND

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    stock indices or exchange-traded funds (ETFs) in an effort to reduce the
    Fund's volatility. This strategy is also referred to as the "equity hedging strategy."

o   WHAT FACTORS AFFECTED PERFORMANCE DURING THE PAST YEAR?

    The largest contribution came from our performance in the fixed-income portion of the portfolio. The Fund's fixed-income segment generated a return of 10.12% and soundly beat the 4.61% return of the Lipper Investment Grade Intermediate Debt Funds Average. This fixed-income strategy made up 42% of the Fund's total portfolio at the end of the reporting period.

    A key source of this outperformance was our position in investment-grade corporate bonds, which benefited from its attractive yield relative to U.S. government issues and the continued strengthening of corporate balance sheets. Our positions in bonds issued by companies in the financial sector performed particularly well.

    The performance of the Fund's fixed-income segment was also helped by our large weighting in commercial mortgage-backed securities (CMBS), which outpaced the broader bond market by a substantial margin. Approximately 23% of the Fund's fixed-income segment is invested in CMBS, well above the average for the Lipper Investment Grade Intermediate Debt Funds category.

    Although bond prices have performed well during the past year, our intensive credit research shows that the risk-reward trade-off remains favorable for CMBS and select higher-yielding investment grade corporates. At the same time, we see little value in either traditional U.S. Treasuries or residential mortgage-backed securities, and we hold minimal positions in either market segment.

    The strong performance of the Fund's fixed-income segment was offset, to some extent, by the underperformance of the equity portfolio managed by QS Investors. This had a meaningful impact on our return.

    As interest rates rise, existing bond prices fall. o Options are considered speculative investment strategies.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    Our equity hedging strategy proved to be a slight drag on the Fund's return. This strategy seeks to limit downside risk, but it can also cap the Fund's exposure to the market's upside when stocks perform as well as they did during the past six months. Still, we believe it is prudent to maintain this strategy in order to hedge the risk of a significant stock market correction.

o   HOW WOULD YOU CHARACTERIZE YOUR OVERALL ALLOCATION?

    Within the U.S. market, we hold a bias to large-cap stocks over small-cap stocks. Larger companies continue to offer stronger balance sheets, a greater exposure to foreign markets, and more attractive valuations compared to small-cap stocks. While small-cap stocks generally perform well coming out of a recession, we believe their valuation level is now less attractive following a period of extremely strong outperformance.

    In the Fund's overseas allocation, we retained an overweight in emerging markets stocks and an underweight in non-U.S. developed market stocks. The emerging markets feature both better growth prospects and stronger financial health than markets in the industrialized world. Additionally, it is clear from recent events that Europe is not yet out of the woods. European countries with vastly different problems have to share a single monetary policy, which has emerged as a critical issue following the multi-year slowdown in global economic growth. Additionally, the European banking system is more highly leveraged than the U.S. banking system, and it holds significant amounts of the sovereign debt issued by economically-weak and highly-indebted eurozone countries. We would have a larger

    Past performance is no guarantee of future results. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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6  | USAA BALANCED STRATEGY FUND

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    underweight to the developed markets, but on some valuation measures,
    Europe and Japan are more attractive than the United States.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    As has been the case throughout the past year, we continue to see a mixed picture as we survey the outlook for the financial markets. Encouragingly, U.S. bank credit has increased over the last few months. The manufacturing sector continues to expand and lead the economic recovery, and corporations' capital spending has picked up speed. However, unemployment remains high, small businesses are struggling, and the weak housing market continues to weigh on the economy. The most significant unknowns are the impact of the Federal Reserve's (the Fed) quantitative easing policy and any compromise on fiscal stimulus, particularly taxes. While the Fed's policy has boosted market performance in recent months, its long-term impact on the real economy remains to be seen.

    U.S. corporate earnings have remained quite strong, as productivity gains have propelled the profit margins of non-financial stocks toward all-time highs. Going forward, we will be looking for sales growth and increased financial leverage to drive corporate earnings growth.

    Emerging-market growth has rebounded strongly, providing a positive underpinning for the world economy. However, globally accommodative monetary policies are beginning to create inflationary pressures in some emerging markets -- raising the potential that central banks may have to boost interest rates in order to rein in their overheating economies.

    Although this mixed picture could fuel increased market volatility in the months ahead, we believe our disciplined, diversified approach is well-suited to navigating a potentially challenging environment.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                      11/30/10                       5/31/10
--------------------------------------------------------------------------------
Net Assets                         $651.1 Million                 $592.1 Million
Net Asset Value Per Share              $13.02                         $12.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/10
--------------------------------------------------------------------------------
  5/31/10 to 11/30/10*             1 Year         5 Years             10 Years
         7.97%                     11.92%          2.42%                4.37%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO**
--------------------------------------------------------------------------------
Before Reimbursement            1.43%          After Reimbursement   1.05%
              (Includes acquired fund fees and expenses of .05%)

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2011.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA BALANCED STRATEGY FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             BARCLAYS CAPITAL U.S.     USAA BALANCED     LIPPER BALANCED     RUSSELL 3000
             AGGREGATE BOND INDEX      STRATEGY FUND       FUNDS INDEX          INDEX
11/30/00          $10,000.00             $10,000.00         $10,000.00        $10,000.00
12/31/00           10,185.50              10,189.33          10,248.55         10,168.05
01/31/01           10,352.07              10,943.28          10,466.05         10,515.89
02/28/01           10,442.25              10,687.08          10,059.79          9,555.07
03/31/01           10,494.68              10,511.78           9,734.93          8,932.22
04/30/01           10,451.12              10,953.76          10,143.47          9,648.54
05/31/01           10,514.16              11,218.95          10,233.82          9,726.03
06/30/01           10,553.88              11,116.66          10,077.01          9,546.69
07/31/01           10,789.84              11,272.40          10,069.72          9,389.36
08/31/01           10,913.40              11,042.50           9,783.15          8,835.04
09/30/01           11,040.57              10,339.51           9,313.01          8,055.57
10/31/01           11,271.60              10,548.39           9,468.88          8,242.99
11/30/01           11,116.19              11,175.03           9,845.86          8,877.89
12/31/01           11,045.60              11,306.35           9,916.87          9,003.03
01/31/02           11,135.02              11,204.27           9,829.89          8,890.13
02/28/02           11,242.93              10,992.28           9,763.10          8,708.34
03/31/02           11,055.89              11,306.65           9,976.57          9,090.16
04/30/02           11,270.29              11,125.05           9,737.15          8,613.25
05/31/02           11,366.05              11,211.91           9,732.61          8,513.46
06/30/02           11,464.33              10,580.73           9,317.41          7,900.62
07/31/02           11,602.66              10,064.02           8,839.86          7,272.49
08/31/02           11,798.56              10,167.36           8,930.55          7,306.85
09/30/02           11,989.65               9,713.30           8,397.36          6,539.12
10/31/02           11,935.04              10,033.08           8,747.40          7,059.80
11/30/02           11,931.86              10,472.77           9,102.27          7,487.00
12/31/02           12,178.32              10,163.78           8,856.91          7,063.72
01/31/03           12,188.72               9,976.77           8,724.24          6,890.88
02/28/03           12,357.37               9,936.12           8,658.81          6,777.51
03/31/03           12,347.85               9,968.05           8,694.15          6,848.78
04/30/03           12,449.74              10,450.11           9,164.64          7,408.04
05/31/03           12,681.86              10,907.66           9,569.98          7,855.22
06/30/03           12,656.69              11,033.14           9,642.55          7,961.23
07/31/03           12,231.18              11,090.60           9,664.89          8,143.86
08/31/03           12,312.39              11,246.58           9,828.06          8,324.33
09/30/03           12,638.31              11,240.92           9,840.53          8,233.95
10/31/03           12,520.44              11,677.71          10,165.19          8,732.26
11/30/03           12,550.42              11,801.32          10,255.19          8,852.54
12/31/03           12,678.14              12,134.23          10,622.64          9,257.46
01/31/04           12,780.14              12,266.58          10,781.26          9,450.57
02/29/04           12,918.48              12,432.01          10,928.20          9,577.89
03/31/04           13,015.22              12,337.89          10,876.07          9,464.20
04/30/04           12,676.61              12,113.87          10,647.50          9,268.51
05/31/04           12,625.83              12,196.84          10,694.51          9,403.21
06/30/04           12,697.18              12,436.07          10,861.72          9,590.10
07/31/04           12,823.04              12,128.08          10,657.24          9,227.45
08/31/04           13,067.64              12,144.73          10,722.07          9,265.45
09/30/04           13,103.10              12,288.05          10,881.35          9,407.88
10/31/04           13,212.98              12,396.64          10,999.02          9,562.40
11/30/04           13,107.59              12,755.85          11,295.30         10,006.92
12/31/04           13,228.19              13,111.80          11,577.26         10,363.48
01/31/05           13,311.26              12,933.58          11,428.12         10,087.45
02/28/05           13,232.68              13,069.37          11,589.80         10,309.51
03/31/05           13,164.72              12,910.38          11,430.23         10,135.13
04/30/05           13,342.89              12,782.56          11,292.88          9,914.93
05/31/05           13,487.24              13,131.95          11,551.83         10,290.62
06/30/05           13,560.79              13,197.31          11,634.84         10,362.51
07/31/05           13,437.34              13,505.41          11,893.39         10,787.63
08/31/05           13,609.60              13,556.77          11,927.79         10,684.79
09/30/05           13,469.40              13,564.85          11,975.08         10,778.27
10/31/05           13,362.81              13,289.77          11,787.05         10,576.41
11/30/05           13,421.91              13,607.83          12,073.21         10,987.83
12/31/05           13,549.51              13,682.66          12,178.96         10,997.69
01/31/06           13,550.28              13,918.10          12,469.68         11,365.14
02/28/06           13,595.26              13,881.88          12,454.08         11,385.34
03/31/06           13,461.85              13,927.84          12,575.35         11,582.14
04/30/06           13,437.45              14,009.82          12,712.47         11,707.80
05/31/06           13,423.11              13,636.35          12,460.41         11,332.96
06/30/06           13,451.56              13,660.84          12,452.96         11,353.01
07/31/06           13,633.46              13,624.17          12,511.09         11,342.38
08/31/06           13,842.16              13,807.53          12,751.70         11,619.85
09/30/06           13,963.75              14,094.45          12,935.52         11,879.96
10/31/06           14,056.12              14,371.00          13,236.88         12,307.61
11/30/06           14,219.19              14,592.23          13,491.86         12,575.40
12/31/06           14,136.67              14,690.95          13,591.63         12,726.00
01/31/07           14,130.87              14,918.03          13,738.22         12,968.23
02/28/07           14,348.76              14,848.92          13,685.78         12,755.49
03/31/07           14,349.20              14,938.98          13,803.21         12,888.26
04/30/07           14,426.58              15,316.17          14,200.21         13,403.10
05/31/07           14,317.25              15,584.18          14,505.32         13,891.54
06/30/07           14,274.89              15,429.33          14,369.79         13,631.38
07/31/07           14,393.96              15,080.03          14,124.84         13,166.51
08/31/07           14,570.38              15,219.75          14,239.02         13,355.51
09/30/07           14,680.92              15,584.24          14,641.29         13,842.41
10/31/07           14,812.80              15,855.19          14,898.76         14,096.34
11/30/07           15,079.18              15,363.48          14,549.47         13,461.74
12/31/07           15,121.53              15,235.19          14,478.80         13,380.27
01/31/08           15,375.54              14,767.40          14,000.15         12,569.28
02/29/08           15,396.89              14,490.97          13,817.99         12,178.88
03/31/08           15,449.42              14,314.42          13,712.40         12,106.72
04/30/08           15,417.13              14,699.56          14,167.00         12,712.17
05/31/08           15,304.08              14,988.42          14,323.50         12,972.59
06/30/08           15,291.71              14,147.36          13,566.24         11,902.08
07/31/08           15,279.24              13,899.35          13,394.43         11,807.16
08/31/08           15,424.25              13,942.48          13,445.36         11,990.54
09/30/08           15,217.07              12,745.81          12,429.55         10,863.14
10/31/08           14,857.89              10,822.53          10,836.53          8,936.45
11/30/08           15,341.51              10,105.37          10,342.86          8,231.02
12/31/08           15,913.89              10,289.95          10,688.95          8,388.48
01/31/09           15,773.47               9,696.30          10,194.16          7,684.52
02/28/09           15,713.94               8,893.77           9,534.77          6,879.52
03/31/09           15,932.38               9,351.35          10,065.08          7,482.13
04/30/09           16,008.55              10,164.03          10,758.38          8,269.50
05/31/09           16,124.67              11,210.49          11,298.11          8,710.73
06/30/09           16,216.38              11,495.62          11,325.09          8,740.41
07/31/09           16,477.95              12,138.02          12,005.54          9,420.73
08/31/09           16,648.57              12,600.10          12,326.83          9,757.35
09/30/09           16,823.46              13,276.20          12,720.98         10,166.14
10/31/09           16,906.52              13,310.36          12,572.25          9,904.67
11/30/09           17,125.40              13,708.87          13,040.27         10,467.49
12/31/09           16,857.71              13,997.61          13,185.08         10,765.79
01/31/10           17,115.23              13,917.10          12,959.59         10,377.71
02/28/10           17,179.14              14,170.14          13,190.10         10,729.53
03/31/10           17,158.02              14,708.42          13,691.74         11,405.78
04/30/10           17,336.63              14,963.41          13,859.79         11,651.92
05/31/10           17,482.51              14,210.03          13,151.10         10,731.45
06/30/10           17,756.66              13,850.00          12,834.87         10,114.52
07/31/10           17,946.11              14,482.20          13,457.52         10,816.70
08/31/10           18,177.03              14,212.93          13,168.09         10,307.52
09/30/10           18,196.40              15,024.18          13,914.51         11,280.73
10/31/10           18,261.19              15,413.04          14,267.73         11,721.54
11/30/10           18,156.23              15,342.34          14,191.59         11,789.21

                                   [END CHART]

                    Data from 11/30/00 to 11/30/10.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

                              TOP 5 STOCK HOLDINGS
                                 AS OF 11/30/10
                                (% of Net Assets)

iShares MSCI EAFE Index ETF* .............................................  9.5%
iShares MSCI Emerging Markets Index ETF* .................................  6.7%
Exxon Mobil Corp. ........................................................  1.2%
International Business Machines Corp. ....................................  1.0%
Apple, Inc. ..............................................................  1.0%

                               TOP 5 BOND HOLDINGS
                                 AS OF 11/30/10
                                (% of Net Assets)

Nationwide Mutual Insurance Co. ..........................................  0.6%
TransCanada Pipelines Ltd. ...............................................  0.5%
PPL Capital Funding, Inc. ................................................  0.5%
Glen Meadow ..............................................................  0.5%
Oil Insurance Ltd. .......................................................  0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-35.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o  ASSET ALLOCATION -- 11/30/2010*  o

                         [PIE CHART OF ASSET ALLOCATION]

STOCKS                                                                     57.9%
BONDS                                                                      36.6%
MONEY MARKET INSTRUMENTS                                                    4.6%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2010 (unaudited)

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             EQUITY SECURITIES (57.9%)

             COMMON STOCKS (39.3%)

             CONSUMER DISCRETIONARY (4.1%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.6%)
   30,100    Coach, Inc.                                                     $  1,702
    3,900    Perry Ellis International, Inc.*                                     106
   22,600    VF Corp.                                                           1,873
                                                                             --------
                                                                                3,681
                                                                             --------
             APPAREL RETAIL (0.6%)
   12,600    DSW, Inc. "A"*(a)                                                    493
   14,600    Finish Line, Inc. "A"                                                261
   48,700    Hot Topic, Inc.                                                      299
   20,600    Ross Stores, Inc.                                                  1,336
    6,700    Shoe Carnival, Inc.*                                                 186
   16,600    Stage Stores, Inc.                                                   251
   19,700    TJX Companies, Inc.                                                  898
                                                                             --------
                                                                                3,724
                                                                             --------
             AUTO PARTS & EQUIPMENT (0.6%)
   38,900    Autoliv, Inc.                                                      2,856
    7,100    Fuel Systems Solutions, Inc.*                                        245
    5,000    Lear Corp.*                                                          439
    6,400    Standard Motor Products, Inc.                                         81
    2,100    Superior Industries International, Inc.                               41
                                                                             --------
                                                                                3,662
                                                                             --------
             AUTOMOTIVE RETAIL (0.2%)
   15,600    Advance Auto Parts, Inc.                                           1,029
                                                                             --------

             BROADCASTING (0.1%)
   43,800    CBS Corp. "B"                                                        738
    1,200    Liberty Media-Starz "A"*                                              75
                                                                             --------
                                                                                  813
                                                                             --------
             CABLE & SATELLITE (0.5%)
  173,200    Comcast Corp. "A"(b)                                               3,464
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             CASINOS & GAMING (0.1%)
    9,400    Penn National Gaming, Inc.*                                     $    330
                                                                             --------
             CATALOG RETAIL (0.0%)
   18,400    Liberty Media Corp. - Interactive "A"*                               284
                                                                             --------
             DEPARTMENT STORES (0.1%)
   29,100    Dillard's, Inc. "A"(a)                                               907
                                                                             --------
             DISTRIBUTORS (0.0%)
    6,700    Core-Mark Holding Co., Inc.*                                         242
                                                                             --------
             EDUCATION SERVICES (0.0%)
   10,600    Career Education Corp.*                                              189
                                                                             --------
             FOOTWEAR (0.1%)
    2,200    Deckers Outdoor Corp.*                                               169
   11,000    Timberland Co. "A"*                                                  273
                                                                             --------
                                                                                  442
                                                                             --------
             GENERAL MERCHANDISE STORES (0.0%)
   31,400    Tuesday Morning Corp.*                                               163
                                                                             --------
             HOMEFURNISHING RETAIL (0.0%)
    3,700    Aaron's, Inc.                                                         74
                                                                             --------
             HOTELS, RESORTS, & CRUISE LINES (0.0%)
    3,900    Marcus Corp.                                                          51
                                                                             --------
             HOUSEWARES & SPECIALTIES (0.0%)
    5,900    Blyth, Inc.                                                          263
                                                                             --------
             INTERNET RETAIL (0.1%)
      900    Priceline.com, Inc.*                                                 355
                                                                             --------
             LEISURE FACILITIES (0.0%)
   10,300    International Speedway Corp. "A"                                     244
                                                                             --------
             LEISURE PRODUCTS (0.1%)
   16,100    JAKKS Pacific, Inc.*                                                 310
                                                                             --------
             MOVIES & ENTERTAINMENT (0.5%)
   86,400    AOL, Inc.*(a)                                                      2,089
    5,100    Madison Square Garden, Inc. "A"*                                     112
   31,900    Walt Disney Co.                                                    1,165
                                                                             --------
                                                                                3,366
                                                                             --------
             PUBLISHING (0.0%)
   11,500    Dex One Corp.*                                                        55
                                                                             --------

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             RESTAURANTS (0.3%)
    2,700    Dominos Pizza, Inc.*                                            $     40
   13,500    McDonald's Corp.                                                   1,057
    5,700    Panera Bread Co. "A"*                                                571
    8,600    Ruth's Hospitality Group, Inc.*                                       43
                                                                             --------
                                                                                1,711
                                                                             --------
             SPECIALTY STORES (0.2%)
    5,500    Jo-Ann Stores, Inc.*                                                 266
    7,700    Signet Jewelers Ltd.*                                                307
   11,100    Tractor Supply Co.                                                   471
                                                                             --------
                                                                                1,044
                                                                             --------
             Total Consumer Discretionary                                      26,403
                                                                             --------
             CONSUMER STAPLES (3.0%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
   20,900    Archer-Daniels-Midland Co.                                           606
   17,300    Corn Products International, Inc.                                    746
    5,100    Fresh Del Monte Produce, Inc.                                        112
                                                                             --------
                                                                                1,464
                                                                             --------
             BREWERS (0.2%)
   29,200    Molson Coors Brewing Co. "B"                                       1,391
                                                                             --------
             FOOD DISTRIBUTORS (0.0%)
      700    Andersons, Inc.                                                       23
                                                                             --------
             FOOD RETAIL (0.1%)
   14,600    Casey's General Stores, Inc.                                         580
                                                                             --------
             HOUSEHOLD PRODUCTS (0.3%)
    8,200    Central Garden & Pet Co. "A"*                                         77
   34,700    Procter & Gamble Co.(b)                                            2,119
                                                                             --------
                                                                                2,196
                                                                             --------
             HYPERMARKETS & SUPER CENTERS (0.4%)
   42,700    Wal-Mart Stores, Inc.(b)                                           2,310
                                                                             --------
             PACKAGED FOODS & MEAT (0.6%)
   19,400    Hershey Co.                                                          908
   21,500    J.M. Smucker Co.                                                   1,360
   34,700    Smart Balance, Inc.*                                                 127
   89,300    Tyson Foods, Inc. "A"                                              1,413
                                                                             --------
                                                                                3,808
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             PERSONAL PRODUCTS (0.1%)
    1,300    Elizabeth Arden, Inc.*                                          $     28
   10,200    Estee Lauder Companies, Inc. "A"                                     764
                                                                             --------
                                                                                  792
                                                                             --------
             SOFT DRINKS (0.3%)
   31,000    Coca-Cola Co.                                                      1,958
                                                                             --------
             TOBACCO (0.8%)
   88,100    Philip Morris International, Inc.                                  5,012
                                                                             --------
             Total Consumer Staples                                            19,534
                                                                             --------
             ENERGY (3.8%)
             -------------
             INTEGRATED OIL & GAS (1.8%)
   24,100    Chevron Corp.(b)                                                   1,952
  112,800    Exxon Mobil Corp.(b)                                               7,846
   26,100    Hess Corp.                                                         1,828
                                                                             --------
                                                                               11,626
                                                                             --------
             OIL & GAS DRILLING (0.3%)
   73,100    Nabors Industries Ltd.*                                            1,615
   16,700    Patterson-UTI Energy, Inc.                                           329
                                                                             --------
                                                                                1,944
                                                                             --------
             OIL & GAS EQUIPMENT & SERVICES (0.9%)
   22,400    Complete Production Services, Inc.*                                  637
   38,600    National-Oilwell Varco, Inc.                                       2,366
   12,200    Oceaneering International, Inc.*                                     843
   26,200    Oil States International, Inc.*                                    1,554
    5,300    Seacor Holdings, Inc.*                                               578
                                                                             --------
                                                                                5,978
                                                                             --------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
   41,900    GMX Resources, Inc.*                                                 186
   17,800    Newfield Exploration Co.*                                          1,190
   21,900    Noble Energy, Inc.                                                 1,779
    6,600    W&T Offshore, Inc.                                                   110
                                                                             --------
                                                                                3,265
                                                                             --------
             OIL & GAS REFINING & MARKETING (0.3%)
    6,500    Tesoro Corp.*                                                        106
  100,700    Valero Energy Corp.                                                1,962
                                                                             --------
                                                                                2,068
                                                                             --------
             Total Energy                                                      24,881
                                                                             --------

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             FINANCIALS (6.7%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
   67,420    American Capital Ltd.*                                          $    485
    2,000    Invesco Ltd. ADR                                                      43
   33,200    Legg Mason, Inc.                                                   1,083
    9,400    T. Rowe Price Group, Inc.                                            548
                                                                             --------
                                                                                2,159
                                                                             --------
             CONSUMER FINANCE (0.5%)
   82,800    Capital One Financial Corp.                                        3,083
    2,400    Student Loan Corp.                                                    72
                                                                             --------
                                                                                3,155
                                                                             --------
             DIVERSIFIED BANKS (0.6%)
  140,400    Wells Fargo & Co.(b)                                               3,820
                                                                             --------
             INVESTMENT BANKING & BROKERAGE (0.2%)
    7,200    Goldman Sachs Group, Inc.                                          1,124
                                                                             --------
             LIFE & HEALTH INSURANCE (0.2%)
   26,200    Prudential Financial, Inc.                                         1,328
                                                                             --------
             MULTI-LINE INSURANCE (0.1%)
    1,000    American National Insurance Co.                                       79
   20,800    Hartford Financial Services Group, Inc.                              463
                                                                             --------
                                                                                  542
                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.8%)
  156,400    Citigroup, Inc.*                                                     657
  118,000    JPMorgan Chase & Co.(b)                                            4,411
                                                                             --------
                                                                                5,068
                                                                             --------
             PROPERTY & CASUALTY INSURANCE (1.5%)
   28,800    Allied World Assurance Co. Holdings Ltd.                           1,692
    2,000    Argo Group International Holdings Ltd.                                74
   14,500    Aspen Insurance Holdings Ltd.                                        419
   11,800    AXIS Capital Holdings Ltd.                                           417
   60,700    Chubb Corp.                                                        3,461
    7,700    Stewart Information Services Corp.                                    82
   66,500    Travelers Companies, Inc.                                          3,590
      200    Wesco Financial Corp.                                                 72
                                                                             --------
                                                                                9,807
                                                                             --------
             REGIONAL BANKS (1.2%)
   25,300    CapitalSource, Inc.                                                  164
  248,800    Fifth Third Bancorp                                                2,973
  213,600    KeyCorp                                                            1,608

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
   47,900    Regions Financial Corp.                                         $    258
  134,200    SunTrust Banks, Inc.                                               3,135
                                                                             --------
                                                                                8,138
                                                                             --------
             REINSURANCE (0.1%)
    5,200    Everest Re Group Ltd.                                                434
    7,500    Montpelier Re Holdings Ltd.                                          148
    3,100    PartnerRe Ltd.                                                       240
                                                                             --------
                                                                                  822
                                                                             --------
             REITs - DIVERSIFIED (0.0%)
    1,200    PS Business Parks, Inc.                                               62
    4,600    Winthrop Realty Trust, Inc.                                           55
                                                                             --------
                                                                                  117
                                                                             --------
             REITs - OFFICE (0.1%)
   16,000    CommonWealth REIT                                                    400
    3,900    Parkway Properties, Inc.                                              62
    2,800    SL Green Realty Corp.                                                183
                                                                             --------
                                                                                  645
                                                                             --------
             REITs - RETAIL (0.1%)
    4,100    Agree Realty Corp.                                                   115
    7,800    Getty Realty Corp.                                                   232
                                                                             --------
                                                                                  347
                                                                             --------
             REITs - SPECIALIZED (0.6%)
   58,400    Ashford Hospitality Trust, Inc.*                                     549
   25,100    FelCor Lodging Trust, Inc.*                                          149
   54,800    Hospitality Properties Trust                                       1,212
    4,000    LTC Properties, Inc.                                                 108
    1,900    National Health Investors, Inc.                                       84
   20,400    Rayonier, Inc.                                                     1,040
   11,400    Ventas, Inc.                                                         584
                                                                             --------
                                                                                3,726
                                                                             --------
             SPECIALIZED FINANCE (0.4%)
   58,400    NASDAQ OMX Group, Inc.*                                            1,253
   58,300    PHH Corp.*                                                         1,238
                                                                             --------
                                                                                2,491
                                                                             --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
   10,600    Farmer Mac "C"                                                       148
    9,600    People's United Financial, Inc.                                      119
                                                                             --------
                                                                                  267
                                                                             --------
             Total Financials                                                  43,556
                                                                             --------

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             HEALTH CARE (5.3%)
             ------------------
             BIOTECHNOLOGY (0.8%)
   40,400    Biogen Idec, Inc.*                                              $  2,585
   27,300    Celgene Corp.*                                                     1,621
   22,700    Cephalon, Inc.*                                                    1,441
                                                                             --------
                                                                                5,647
                                                                             --------
             HEALTH CARE DISTRIBUTORS (0.8%)
   49,500    AmerisourceBergen Corp.                                            1,527
   99,100    Cardinal Health, Inc.                                              3,526
                                                                             --------
                                                                                5,053
                                                                             --------
             HEALTH CARE EQUIPMENT (0.4%)
   27,500    Baxter International, Inc.                                         1,335
  148,000    Boston Scientific Corp.*                                             950
    4,000    Stryker Corp.                                                        201
                                                                             --------
                                                                                2,486
                                                                             --------
             HEALTH CARE FACILITIES (0.1%)
   23,600    Kindred Healthcare, Inc.*                                            381
                                                                             --------
             LIFE SCIENCES TOOLS & SERVICES (0.1%)
    4,300    Waters Corp.*                                                        330
                                                                             --------
             MANAGED HEALTH CARE (1.8%)
   29,500    Aetna, Inc.                                                          874
   31,700    Coventry Health Care, Inc.*                                          803
   12,200    Health Net, Inc.*                                                    329
   40,200    Humana, Inc.*                                                      2,253
    3,300    Magellan Health Services, Inc.*                                      161
  111,200    UnitedHealth Group, Inc.                                           4,061
    9,700    Universal American Financial Corp.                                   144
   64,000    WellPoint, Inc.*                                                   3,567
                                                                             --------
                                                                               12,192
                                                                             --------
             PHARMACEUTICALS (1.3%)
   17,000    Eli Lilly and Co.                                                    572
   50,200    Endo Pharmaceuticals Holdings, Inc.*                               1,808
   73,200    Forest Laboratories, Inc.*                                         2,334
   15,000    Johnson & Johnson                                                    923
   25,400    Medicis Pharmaceutical Corp. "A"                                     669
   35,100    Par Pharmaceutical Companies, Inc.*                                1,261
    4,200    Questcor Pharmaceuticals, Inc.*                                       60
   57,700    ViroPharma, Inc.*                                                    892
                                                                             --------
                                                                                8,519
                                                                             --------
             Total Health Care                                                 34,608
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             INDUSTRIALS (4.4%)
             ------------------
             AEROSPACE & DEFENSE (1.0%)
   14,200    Ceradyne, Inc.*                                                 $    375
    1,800    Cubic Corp.                                                           82
    4,500    Ducommun, Inc.                                                       101
   37,800    General Dynamics Corp.                                             2,498
   56,200    Northrop Grumman Corp.(b)                                          3,467
                                                                             --------
                                                                                6,523
                                                                             --------
             AIR FREIGHT & LOGISTICS (0.7%)
   61,100    United Parcel Service, Inc. "B"                                    4,285
                                                                             --------
             AIRLINES (0.1%)
   39,000    Republic Airways Holdings, Inc.*(a)                                  303
   33,600    SkyWest, Inc.                                                        544
                                                                             --------
                                                                                  847
                                                                             --------
             BUILDING PRODUCTS (0.0%)
    8,200    Apogee Enterprises, Inc.                                              92
    7,800    Gibraltar Industries, Inc.*                                           79
                                                                             --------
                                                                                  171
                                                                             --------
             COMMERCIAL PRINTING (0.1%)
    4,300    Consolidated Graphics, Inc.*                                         204
    5,800    M & F Worldwide Corp.*                                               137
                                                                             --------
                                                                                  341
                                                                             --------
             CONSTRUCTION & ENGINEERING (0.3%)
   11,000    Dycom Industries, Inc.*                                              146
   22,000    EMCOR Group, Inc.*                                                   590
   13,700    Great Lakes Dredge & Dock Corp.                                      105
   21,800    KBR, Inc.                                                            590
    8,400    Layne Christensen Co.*                                               277
    5,200    Northwest Pipe Co.*                                                  115
    5,100    Tutor Perini Corp.                                                    97
                                                                             --------
                                                                                1,920
                                                                             --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    2,400    Alamo Group, Inc.                                                     61
    9,300    Caterpillar, Inc.                                                    787
    3,400    CNH Global N.V.*                                                     141
    3,000    Cummins, Inc.                                                        291
      700    NACCO Industries, Inc. "A"                                            65
   16,500    Oshkosh Corp.*                                                       474
    6,500    Trinity Industries, Inc.                                             149
                                                                             --------
                                                                                1,968
                                                                             --------

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES (0.1%)
   16,100    Carlisle Companies, Inc.                                        $    590
   19,300    General Electric Co.(b)                                              305
       17    Seaboard Corp.                                                        32
                                                                             --------
                                                                                  927
                                                                             --------
             INDUSTRIAL MACHINERY (0.8%)
   46,600    Danaher Corp.                                                      2,015
    7,200    Dover Corp.                                                          395
      400    Eaton Corp.                                                           39
   22,600    Parker-Hannifin Corp.                                              1,813
   14,100    Timken Co.(b)                                                        614
   11,700    Watts Water Technologies, Inc. "A"                                   381
                                                                             --------
                                                                                5,257
                                                                             --------
             MARINE (0.0%)
    5,400    Genco Shipping & Trading Ltd.*                                        79
                                                                             --------
             RAILROADS (0.5%)
   48,200    Norfolk Southern Corp.                                             2,900
                                                                             --------
             TRADING COMPANIES & DISTRIBUTORS (0.5%)
   59,800    Aircastle Ltd.                                                       573
   15,600    W.W. Grainger, Inc.                                                1,949
    8,400    WESCO International, Inc.*                                           401
                                                                             --------
                                                                                2,923
                                                                             --------
             TRUCKING (0.0%)
      900    AMERCO*                                                               87
    3,000    Ryder System, Inc.                                                   129
                                                                             --------
                                                                                  216
                                                                             --------
             Total Industrials                                                 28,357
                                                                             --------
             INFORMATION TECHNOLOGY (7.5%)
             -----------------------------
             COMMUNICATIONS EQUIPMENT (0.6%)
   18,600    Comtech Telecommunications Corp.                                     552
   13,900    EchoStar Corp. "A"*                                                  280
    1,900    F5 Networks, Inc.*                                                   251
    9,000    Harris Corp.                                                         398
    6,300    InterDigital, Inc.*                                                  208
    2,700    Polycom, Inc.*                                                       100
   43,800    QUALCOMM, Inc.                                                     2,047
                                                                             --------
                                                                                3,836
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             COMPUTER HARDWARE (1.2%)
   20,300    Apple, Inc.*(b)                                                 $  6,317
   35,900    Hewlett-Packard Co.                                                1,505
                                                                             --------
                                                                                7,822
                                                                             --------
             COMPUTER STORAGE & PERIPHERALS (0.3%)
    5,800    Imation Corp.*                                                        55
   35,500    Lexmark International, Inc. "A"*                                   1,286
   11,000    SanDisk Corp.*                                                       491
                                                                             --------
                                                                                1,832
                                                                             --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
   38,800    Automatic Data Processing, Inc.                                    1,729
   67,500    Computer Sciences Corp.                                            3,013
   17,500    CoreLogic, Inc.                                                      319
                                                                             --------
                                                                                5,061
                                                                             --------
             ELECTRONIC COMPONENTS (0.4%)
   14,500    AVX Corp.                                                            208
    8,600    Power-One, Inc.*(a)                                                   81
  174,500    Vishay Intertechnology, Inc.*                                      2,488
                                                                             --------
                                                                                2,777
                                                                             --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      700    Coherent, Inc.*                                                       29
                                                                             --------
             ELECTRONIC MANUFACTURING SERVICES (0.0%)
    9,800    Multi-Fineline Electronix, Inc.*(a)                                  228
                                                                             --------
             INTERNET SOFTWARE & SERVICES (0.6%)
   45,600    EarthLink, Inc.                                                      409
    1,100    Google, Inc. "A"*                                                    611
  109,200    IAC/InterActiveCorp.*                                              3,075
    3,000    InfoSpace, Inc.*                                                      23
                                                                             --------
                                                                                4,118
                                                                             --------
             IT CONSULTING & OTHER SERVICES (1.4%)
   46,900    Accenture plc "A"                                                  2,032
    2,600    CACI International, Inc. "A"*                                        131
    3,400    Cognizant Technology Solutions Corp. "A"*                            221
   47,000    International Business Machines Corp.                              6,648
                                                                             --------
                                                                                9,032
                                                                             --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
   35,400    Photronics, Inc.*                                                    226
    4,200    Veeco Instruments, Inc.*                                             185
                                                                             --------
                                                                                  411
                                                                             --------

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             SEMICONDUCTORS (0.6%)
   53,200    Fairchild Semiconductor International, Inc.*                    $    747
    8,000    Integrated Silicon Solution, Inc.*                                    64
   83,900    Intel Corp.(b)                                                     1,772
   42,000    Maxim Integrated Products, Inc.                                      977
   23,700    Micron Technology, Inc.*                                             172
                                                                             --------
                                                                                3,732
                                                                             --------
             SYSTEMS SOFTWARE (0.7%)
  158,300    Microsoft Corp.(b)                                                 3,991
   19,700    Oracle Corp.                                                         532
                                                                             --------
                                                                                4,523
                                                                             --------
             TECHNOLOGY DISTRIBUTORS (0.8%)
   43,700    Arrow Electronics, Inc.*                                           1,355
   62,700    Ingram Micro, Inc. "A"*                                            1,119
   63,000    Tech Data Corp.*                                                   2,777
                                                                             --------
                                                                                5,251
                                                                             --------
             Total Information Technology                                      48,652
                                                                             --------
             MATERIALS (2.1%)
             ----------------
             ALUMINUM (0.1%)
   21,700    Alcoa, Inc.                                                          285
    1,900    Kaiser Aluminum Corp.                                                 89
                                                                             --------
                                                                                  374
                                                                             --------
             CONSTRUCTION MATERIALS (0.0%)
   10,100    Headwaters, Inc.*                                                     39
                                                                             --------
             DIVERSIFIED CHEMICALS (0.6%)
    4,000    Cabot Corp.                                                          143
   85,400    E.I. du Pont de Nemours & Co.                                      4,013
                                                                             --------
                                                                                4,156
                                                                             --------
             DIVERSIFIED METALS & MINING (0.6%)
   40,700    Freeport-McMoRan Copper & Gold, Inc.                               4,124
                                                                             --------
             GOLD (0.1%)
    7,200    Newmont Mining Corp.                                                 424
                                                                             --------
             PAPER PACKAGING (0.1%)
   57,700    Boise, Inc.                                                          424
                                                                             --------
             PAPER PRODUCTS (0.2%)
    5,900    Clearwater Paper Corp.*                                              475
    8,100    Domtar Corp.                                                         615
   10,200    KapStone Paper & Packaging Corp.*                                    150
                                                                             --------
                                                                                1,240
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             SPECIALTY CHEMICALS (0.4%)
    9,300    Albemarle Corp.                                                 $    503
   10,300    Lubrizol Corp.                                                     1,077
    5,600    Minerals Technologies, Inc.                                          341
   25,000    OM Group, Inc.*                                                      940
    2,300    Stepan Co.                                                           162
                                                                             --------
                                                                                3,023
                                                                             --------
             Total Materials                                                   13,804
                                                                             --------
             TELECOMMUNICATION SERVICES (0.9%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
    1,600    AT&T, Inc.(b)                                                         44
  149,600    Verizon Communications, Inc.                                       4,789
                                                                             --------
                                                                                4,833
                                                                             --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   21,300    Telephone & Data Systems, Inc.                                       760
    1,800    U.S. Cellular Corp.*                                                  83
    6,600    USA Mobility, Inc.                                                   112
                                                                             --------
                                                                                  955
                                                                             --------
             Total Telecommunication Services                                   5,788
                                                                             --------
             UTILITIES (1.5%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
  186,900    Duke Energy Corp.                                                  3,280
   15,100    Progress Energy, Inc.                                                660
                                                                             --------
                                                                                3,940
                                                                             --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
  145,000    NRG Energy, Inc.*                                                  2,810
                                                                             --------
             MULTI-UTILITIES (0.5%)
  111,600    Ameren Corp.                                                       3,205
                                                                             --------
             Total Utilities                                                    9,955
                                                                             --------
             Total Common Stocks (cost: $233,428)                             255,538
                                                                             --------

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                         MARKET
$(000)/                                                                         VALUE
SHARES       SECURITY                                                           (000)
-------------------------------------------------------------------------------------
             PREFERRED SECURITIES (2.3%)

             CONSUMER STAPLES (0.4%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.4%)
   30,000    Dairy Farmers of America, Inc., 7.88%,
                cumulative redeemable, perpetual(c)                          $  2,657
                                                                             --------
             FINANCIALS (1.9%)
             -----------------
             DIVERSIFIED BANKS (0.1%)
    1,000    US Bancorp, 7.19%, perpetual                                         771
                                                                             --------
             LIFE & HEALTH INSURANCE (0.3%)
   65,000    Delphi Financial Group, Inc., 7.38%, perpetual                     1,522
                                                                             --------
             MULTI-LINE INSURANCE (0.3%)
       30    International Lease Finance Corp., 0.61%, perpetual(d)             1,950
                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
  100,000    Citigroup Capital XIII, 7.88%, cumulative redeemable,
                perpetual*                                                      2,641
                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.2%)
   $1,000    Security Capital Assurance Ltd., 6.88%, perpetual*(d)                  -
   $1,500    White Mountains Re Group Ltd., 6.38%(c)                            1,496
                                                                             --------
                                                                                1,496
                                                                             --------
             REINSURANCE (0.6%)
    1,500    Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
                acquired 1/23/2007 - 3/02/2007; cost $1,533*(e)                   525
   $3,500    Swiss Re Capital I LP, 6.85%, perpetual(c)                         3,464
                                                                             --------
                                                                                3,989
                                                                             --------
             Total Financials                                                  12,369
                                                                             --------
             GOVERNMENT (0.0%)
             -----------------
             U.S. GOVERNMENT (0.0%)
   40,000    Fannie Mae, 8.25%, perpetual*                                         24
   40,000    Freddie Mac, 8.38%, perpetual*                                        21
                                                                             --------
             Total Government                                                      45
                                                                             --------
             Total Preferred Securities (cost: $18,985)                        15,071
                                                                             --------
             EXCHANGE-TRADED FUNDS (16.3%)
1,138,743    iShares MSCI EAFE Index ETF(b)                                    61,777
  974,149    iShares MSCI Emerging Markets Index ETF                           43,612
    7,586    SPDR Trust Series 1                                                  899
                                                                             --------
             Total Exchange-Traded Funds (cost: $113,675)                     106,288
                                                                             --------
             Total Equity Securities (cost: $364,565)                         376,897
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
           BONDS (36.6%)

           CORPORATE OBLIGATIONS (21.3%)

           CONSUMER DISCRETIONARY (0.2%)
           -----------------------------
           APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
  $   750  Kellwood Co.                                        7.63%    10/15/2017     $    403
                                                                                       --------
           CATALOG RETAIL (0.1%)
    1,300  Harry & David Operations Corp.                      9.00      3/01/2013          920
                                                                                       --------
           Total Consumer Discretionary                                                   1,323
                                                                                       --------
           CONSUMER STAPLES (0.4%)
           -----------------------
           DRUG RETAIL (0.4%)
    3,000  CVS Caremark Corp.                                  6.30      6/01/2037        2,847
                                                                                       --------
           ENERGY (1.2%)
           -------------
           OIL & GAS DRILLING (0.4%)
    2,500  Transocean, Inc.                                    1.50     12/15/2037        2,431
                                                                                       --------
           OIL & GAS STORAGE & TRANSPORTATION (0.8%)
    3,059  Enbridge Energy Partners, LP                        8.05     10/01/2037        3,213
    1,000  Enterprise Products Operating, LP                   7.00      6/01/2067          985
    1,000  Southern Union Co.                                  7.20     11/01/2066          920
                                                                                       --------
                                                                                          5,118
                                                                                       --------
           Total Energy                                                                   7,549
                                                                                       --------
           FINANCIALS (15.7%)
           ------------------
           CONSUMER FINANCE (0.9%)
    3,000  American Express Co.                                6.80      9/01/2066        2,989
    3,000  Capital One Financial Corp.                         7.69      8/15/2036        3,030
                                                                                       --------
                                                                                          6,019
                                                                                       --------
           DIVERSIFIED BANKS (1.2%)
    1,000  Emigrant Bancorp, Inc.(c)                           6.25      6/15/2014          834
    2,500  First Tennessee Bank, N.A.                          5.65      4/01/2016        2,482
    2,000  USB Realty Corp.(c)                                 6.09              -(g)     1,460
    3,000  Wells Fargo Capital XIII                            7.70              -(g)     3,112
                                                                                       --------
                                                                                          7,888
                                                                                       --------
           INVESTMENT BANKING & BROKERAGE (0.4%)
    3,000  Goldman Sachs Capital II                            5.79              -(g)     2,550
                                                                                       --------
           LIFE & HEALTH INSURANCE (1.6%)
    3,000  Lincoln National Corp.                              7.00      5/17/2066        2,917
    1,000  MetLife Capital Trust X(c)                          9.25      4/08/2038        1,187
    1,000  MetLife, Inc.                                      10.75      8/01/2069        1,351

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
  $ 2,000  Prudential Financial, Inc.                          8.88%     6/15/2038     $  2,320
    3,000  StanCorp Financial Group, Inc.(b)                   6.90      6/01/2067        2,884
                                                                                       --------
                                                                                         10,659
                                                                                       --------
           MULTI-LINE INSURANCE (1.7%)
    3,500  Genworth Financial, Inc.                            6.15     11/15/2066        2,695
    4,000  Glen Meadow(c)                                      6.51      2/12/2067        3,400
    2,000  ILFC E-Capital Trust II(c)                          6.25     12/21/2065        1,573
    4,000  Nationwide Mutual Insurance Co.(c)                  5.81     12/15/2024        3,545
                                                                                       --------
                                                                                         11,213
                                                                                       --------
           OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
    2,000  BankAmerica Capital III                             0.86(h)   1/15/2027        1,425
    1,500  BankBoston Capital Trust IV                         0.89(h)   6/08/2028        1,059
    1,000  First Republic Bank Corp.                           7.75      9/15/2012        1,074
    1,000  General Electric Capital Corp.                      6.38     11/15/2067          994
    2,000  General Electric Capital Corp.                      6.38(h)  11/15/2067        1,987
    2,000  JPMorgan Chase & Co. Capital XXI                    1.24(h)   2/02/2037        1,461
                                                                                       --------
                                                                                          8,000
                                                                                       --------
           PROPERTY & CASUALTY INSURANCE (3.0%)
    2,500  Alleghany Corp.                                     5.63      9/15/2020        2,513
    3,000  Allstate Corp.                                      6.13      5/15/2037        3,007
    1,500  Fund American Companies, Inc.(b)                    5.88      5/15/2013        1,567
    2,500  Ironshore Holdings, Inc.(c)                         8.50      5/15/2020        2,586
    3,000  Progressive Corp.                                   6.70      6/15/2037        3,117
    3,000  QBE Insurance Group Ltd.(c)                         5.65      7/01/2023        2,907
    1,000  RLI Corp.(b)                                        5.95      1/15/2014        1,055
    2,500  Travelers Companies, Inc.                           6.25      3/15/2037        2,585
                                                                                       --------
                                                                                         19,337
                                                                                       --------
           REGIONAL BANKS (3.2%)
    1,000  Cullen/Frost Bankers, Inc.(b)                       5.75      2/15/2017          970
    3,000  Fifth Third Capital Trust IV                        6.50      4/15/2037        2,812
      500  First Empire Capital Trust I                        8.23      2/01/2027          470
    1,000  First Mid Capital Trust I                           1.29(h)   1/15/2027          761
    2,000  Fulton Capital Trust I                              6.29      2/01/2036        1,552
    3,000  Huntington Capital III                              6.65      5/15/2037        2,770
    2,000  Manufacturers & Traders Trust Co.                   5.63     12/01/2021        1,939
    1,000  National City Preferred Capital Trust I            12.00              -(g)     1,133
    2,000  PNC Preferred Funding Trust(c)                      6.52              -(g)     1,573
    1,000  Susquehanna Bancshares, Inc.                        2.11(h)   5/01/2014          870
    1,500  Susquehanna Capital II                             11.00      3/23/2040        1,613
    1,000  TCF National Bank                                   5.50      2/01/2016          979
    3,500  Webster Capital Trust IV                            7.65      6/15/2037        3,041
                                                                                       --------
                                                                                         20,483
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
           REINSURANCE (0.6%)
  $ 1,000  Alterra Finance, LLC                                6.25%     9/30/2020     $  1,031
    1,500  Max USA Holdings Ltd.(c)                            7.20      4/14/2017        1,573
    1,500  Platinum Underwriters Finance, Inc.(b)              7.50      6/01/2017        1,594
                                                                                       --------
                                                                                          4,198
                                                                                       --------
           REITs - INDUSTRIAL (0.2%)
    1,500  ProLogis(b)                                         2.25      4/01/2037        1,504
                                                                                       --------
           REITs - OFFICE (0.5%)
    2,925  Brandywine Operating Partnership, LP                5.70      5/01/2017        2,978
                                                                                       --------
           REITs - RETAIL (0.9%)
    2,000  Developers Diversified Realty Corp.                 5.38     10/15/2012        2,060
    1,000  Developers Diversified Realty Corp.                 9.63      3/15/2016        1,204
    2,000  New Plan Excel Realty Trust, Inc.(b)                5.13      9/15/2012        1,770
    1,000  New Plan Excel Realty Trust, Inc.,
              acquired 2/20/2009; cost $340(e)                 7.68     11/02/2026          783
                                                                                       --------
                                                                                          5,817
                                                                                       --------
           REITs - SPECIALIZED (0.3%)
    1,500  Ventas Realty, LP                                   6.75      4/01/2017        1,616
                                                                                       --------
           Total Financials                                                             102,262
                                                                                       --------
           INDUSTRIALS (0.2%)
           ------------------
           AIRLINES (0.2%)
    1,091  America West Airlines, Inc. Pass-Through
              Trust (INS)                                      7.93      1/02/2019        1,133
                                                                                       --------
           TELECOMMUNICATION SERVICES (0.4%)
           ---------------------------------
           WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    1,000  Clearwire Corp.(c)                                 12.00     12/01/2015        1,068
    1,500  Clearwire Corp.(c)                                 12.00     12/01/2015        1,599
                                                                                       --------
                                                                                          2,667
                                                                                       --------
           UTILITIES (3.2%)
           ----------------
           ELECTRIC UTILITIES (1.7%)
      802  Cedar Brakes II, LLC(c)                             9.88      9/01/2013          861
    1,000  FPL Group Capital, Inc.                             6.35     10/01/2066          978
    1,000  FPL Group Capital, Inc.                             6.65      6/15/2067          989
    1,000  FPL Group Capital, Inc.                             7.30(h)   9/01/2067        1,029
      213  Oglethorpe Power Corp.                              6.97      6/30/2011          214
    3,512  PPL Capital Funding, Inc.                           6.70      3/30/2067        3,437
    1,995  Texas Competitive Electric Holdings Co., LLC(i)     3.75     10/10/2014        1,544
    1,990  Texas Competitive Electric Holdings Co., LLC(i)     3.75     10/10/2014        1,540
      990  Texas Competitive Electric Holdings Co., LLC(i)     3.75     10/10/2014          762
                                                                                       --------
                                                                                         11,354
                                                                                       --------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
           MULTI-UTILITIES (1.5%)
  $ 2,500  Dominion Resources, Inc.                            7.50%     6/30/2066     $  2,603
      500  Dominion Resources, Inc.                            6.30      9/30/2066          484
    3,042  Integrys Energy Group, Inc.                         6.11     12/01/2066        2,954
    1,325  Puget Sound Energy, Inc.                            6.97      6/01/2067        1,301
    2,500  Wisconsin Energy Corp.                              6.25      5/15/2067        2,453
                                                                                       --------
                                                                                          9,795
                                                                                       --------
           Total Utilities                                                               21,149
                                                                                       --------
           Total Corporate Obligations (cost: $118,043)                                 138,930
                                                                                       --------
           EURODOLLAR AND YANKEE OBLIGATIONS (3.1%)

           ENERGY (0.6%)
           -------------
           OIL & GAS DRILLING (0.1%)
      560  Delek & Avner-Yam Tethys Ltd.(c)                    5.33      8/01/2013          564
                                                                                       --------
           OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    3,500  TransCanada Pipelines Ltd.(b)                       6.35      5/15/2067        3,461
                                                                                       --------
           Total Energy                                                                   4,025
                                                                                       --------
           FINANCIALS (1.7%)
           -----------------
           DIVERSIFIED BANKS (0.2%)
    2,000  BayernLB                                            6.20              -(g)       940
    1,000  Landsbanki Islands hf, acquired 10/12/2007;
              cost $1,000(c),(d),(e),(j)                       7.43              -(g)         -
                                                                                       --------
                                                                                            940
                                                                                       --------
           DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
    2,000  Brookfield Asset Management, Inc.                   5.80      4/25/2017        2,101
                                                                                       --------
           MULTI-LINE INSURANCE (1.2%)
    2,533  AXA S.A.                                            2.94(h)           -(g)     1,760
    1,500  AXA S.A.                                            2.98(h)           -(g)     1,029
    3,650  Oil Insurance Ltd.(c)                               7.56              -(g)     3,333
    2,000  ZFS Finance USA Trust II(c)                         6.45     12/15/2065        1,970
                                                                                       --------
                                                                                          8,092
                                                                                       --------
           REGIONAL BANKS (0.0%)
    2,000  Glitnir Banki hf, acquired 9/11/2006 and
              10/18/2006; cost $2,034(c),(d),(e),(j)           7.45              -(g)         -
                                                                                       --------
           Total Financials                                                              11,133
                                                                                       --------
           INDUSTRIALS (0.4%)
           ------------------
           INDUSTRIAL CONGLOMERATES (0.4%)
    2,500  Hutchison Whampoa, Ltd.(c)                          6.00              -(g)     2,476
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
           MATERIALS (0.4%)
           ----------------
           DIVERSIFIED METALS & MINING (0.4%)
  $ 1,000  Glencore Finance S.A.                               8.00%             -(g)  $    995
    1,500  Glencore Funding, LLC(c)                            6.00      4/15/2014        1,575
                                                                                       --------
           Total Materials                                                                2,570
                                                                                       --------
           Total Eurodollar and Yankee Obligations (cost: $23,466)                       20,204
                                                                                       --------
           ASSET-BACKED SECURITIES (1.0%)

           FINANCIALS (1.0%)
           -----------------
           ASSET-BACKED FINANCING (1.0%)
       75  Aerco Ltd.(c)                                       0.77(h)   7/15/2025           70
    1,500  AESOP Funding II, LLC(c)                            9.31     10/20/2013        1,649
    1,500  Credit Acceptance Auto Loan Trust(c)                5.68      5/15/2017        1,551
    1,000  GE Equipment Midticket, LLC                         0.57(h)   9/15/2017          974
      673  Prestige Auto Receivables Trust "A"(c)              5.67      4/15/2017          685
    2,000  SLM Student Loan Trust                              0.74      7/15/2036        1,319
      875  SLM Student Loan Trust                              0.84(h)  10/25/2038          715
                                                                                       --------
           Total Financials                                                               6,963
                                                                                       --------
           Total Asset-Backed Securities (cost: $6,800)                                   6,963
                                                                                       --------
           COMMERCIAL MORTGAGE SECURITIES (9.8%)

           FINANCIALS (9.8%)
           -----------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES (9.8%)
    1,000  Banc of America Commercial Mortgage, Inc.           5.26(h)  11/10/2042          766
    1,205  Banc of America Commercial Mortgage, Inc.           4.95      7/10/2043        1,035
    3,000  Banc of America Commercial Mortgage, Inc.           5.81      7/10/2044        2,849
    2,000  Banc of America Commercial Mortgage, Inc.           5.77(h)   5/10/2045        2,095
    2,700  Banc of America Commercial Mortgage, Inc.           5.46      9/10/2045        2,233
    2,643  Banc of America Commercial Mortgage, Inc.(b)        5.18     10/10/2045        2,754
    1,000  Banc of America Commercial Mortgage, Inc.           5.68      7/10/2046          991
    2,429  Banc of America Commercial Mortgage, Inc.(b)        5.35(h)   9/10/2047        2,526
    2,853  Banc of America Commercial Mortgage, Inc.(c)        6.14      9/10/2047        2,597
    2,000  BCRR Trust(c)                                       5.86      7/17/2040        1,720
      173  Bear Stearns Commercial Mortgage Securities, Inc.   4.00      3/13/2040          177
    1,000  Bear Stearns Commercial Mortgage Securities, Inc.   5.69      6/11/2050        1,077
    1,000  Citigroup Commercial Mortgage Trust                 5.40(h)   7/15/2044          967
    2,000  Citigroup Commercial Mortgage Trust                 6.10     12/10/2049        1,991
    3,000  Commercial Mortgage Loan Trust(b)                   6.02(h)  12/10/2049        2,657
    1,000  Commercial Mortgage Loan Trust                      5.54     12/11/2049          864
    1,000  Credit Suisse Commercial Mortgage Trust             6.02      6/15/2038        1,100
    3,000  Credit Suisse Commercial Mortgage Trust             6.43      2/15/2041        3,145

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)      SECURITY                                            RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
  $ 1,000  Credit Suisse First Boston Mortgage
              Securities Corp.(c)                              5.02%     1/15/2037     $    835
    1,000  Credit Suisse First Boston Mortgage
              Securities Corp.                                 5.10      8/15/2038          961
       16  Credit Suisse First Boston Mortgage
              Securities Corp.                                 7.17      5/17/2040           16
    1,492  G-Force, LLC(c)                                     5.16     12/25/2039        1,528
    1,000  GE Capital Commercial Mortgage Corp.                5.33(h)  11/10/2045          437
    1,000  GE Capital Commercial Mortgage Corp.                5.61     12/10/2049          703
    1,000  GMAC Commercial Mortgage Securities, Inc.           4.75      5/10/2043          999
    1,000  GMAC Commercial Mortgage Securities, Inc.(b)        4.81      5/10/2043          872
       46  Government Lease Trust(c)                           6.48      5/18/2011           47
    1,000  GS Mortgage Securities Corp. II(b)                  4.78      7/10/2039          906
    1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.(b)                              4.82      9/12/2037        1,008
    1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 4.99      9/12/2037          908
    1,500  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.(b)                              5.81      6/12/2043        1,631
    1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 5.33(h)  12/15/2044          781
    1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 5.33(h)  12/15/2044          732
    1,500  Merrill Lynch Mortgage Trust                        5.24(h)  11/12/2037        1,515
    2,000  Merrill Lynch Mortgage Trust                        5.38      8/12/2048        2,028
    1,000  Merrill Lynch Mortgage Trust                        5.83(h)   6/12/2050        1,074
    2,000  Merrill Lynch Mortgage Trust                        5.69      2/12/2051        2,160
    1,000  ML-CFC Commercial Mortgage Trust                    5.42      8/12/2048          808
    1,500  ML-CFC Commercial Mortgage Trust                    6.16(h)   8/12/2049        1,426
    1,500  ML-CFC Commercial Mortgage Trust                    5.70      9/12/2049        1,568
      878  Morgan Stanley Capital I, Inc.                      5.15      8/13/2042          635
      723  Morgan Stanley Capital I, Inc.                      5.17      8/13/2042          504
    2,000  Morgan Stanley Capital I, Inc.                      5.81     12/12/2049        2,085
    2,000  Morgan Stanley Capital I, Inc.                      4.77      7/15/2056        1,955
    2,000  Prudential Mortgage Capital Funding, LLC(b)         6.76      5/10/2034        2,029
    2,000  Wachovia Bank Commercial Mortgage Trust             5.42      1/15/2045        2,116
                                                                                       --------
           Total Financials                                                              63,811
                                                                                       --------
           Total Commercial Mortgage Securities (cost: $50,353)                          63,811
                                                                                       --------
           U.S. TREASURY SECURITIES (1.0%)

           BONDS (1.0%)
    3,000  4.25%, 11/15/2040                                                              3,077
   12,000  4.38%, 5/15/2040                                                               3,264
                                                                                       --------
           Total Bonds                                                                    6,341
                                                                                       --------
           Total U.S. Treasury Securities (cost: $6,124)                                  6,341
                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                        COUPON                      VALUE
(000)       SECURITY                                           RATE      MATURITY         (000)
-----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (0.4%)

            CASINOS & GAMING (0.3%)
   $ 2,000  Mashantucket (Western) Pequot Tribe,
               acquired 7/29/2005; cost $2,000(c),(e),(j)      5.91%     9/01/2021     $  1,081
       890  Seneca Nation of Indians Capital Improvements
               Auth.                                           6.75     12/01/2013          871
                                                                                       --------
                                                                                          1,952
                                                                                       --------
            SPECIAL ASSESSMENT/TAX/FEE (0.1%)
       810  Erie County Tobacco Asset Securitization Corp.     6.00      6/01/2028          708
                                                                                       --------
            Total Municipal Bonds (cost: $3,674)                                          2,660
                                                                                       --------
            Total Bonds (cost: $209,983)                                                238,909
                                                                                       --------
            MONEY MARKET INSTRUMENTS (4.6%)

            COMMERCIAL PAPER (2.8%)

            ENERGY (1.0%)
            -------------
            OIL & GAS EXPLORATION & PRODUCTION (1.0%)
     6,439  Apache Corp.(c)                                    0.36     12/03/2010        6,439
                                                                                       --------
            MATERIALS (0.9%)
            ----------------
            PAPER PACKAGING (0.9%)
     6,050  Sonoco Products Co.                                0.32     12/01/2010        6,050
                                                                                       --------
            UTILITIES (0.9%)
            ----------------
            GAS UTILITIES (0.9%)
     5,600  AGL Capital Corp.(c)                               0.32     12/03/2010        5,600
                                                                                       --------
            Total Commercial Paper (cost: $18,089)                                       18,089
                                                                                       --------
-----------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (1.8%)
11,617,321  State Street Institutional Liquid Reserve Fund, 0.20%(k),(l)                 11,617
                                                                                       --------
            Total Money Market Instruments (cost: $29,706)                               29,706
                                                                                       --------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (0.2%)

            MONEY MARKET FUNDS (0.0%)
     7,397  Blackrock Liquidity Institutional TempFund Portfolio, 0.18%(l)                    7
    36,473  Fidelity Institutional Money Market Portfolio, 0.22%(l)                          37
                                                                                       --------
            Total Money Market Funds                                                         44
                                                                                       --------

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                                                    VALUE
(000)      SECURITY                                                                       (000)
-----------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS (0.2%)
  $ 1,124  Deutsche Bank Securities, Inc., 0.24%, acquired on 11/30/2010 and due 12/01/2010 at $1,124 (collateralized by $1,122 of
              Fannie Mae(m),(+), 4.50%, due 2/15/2011; market value $1,147)            $  1,124
                                                                                       --------
           Total Short-Term Investments Purchased With Cash Collateral
              From Securities Loaned (cost: $1,168)                                       1,168
                                                                                       --------

           TOTAL INVESTMENTS (COST: $605,422)                                          $646,680
                                                                                       ========

-----------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-----------------------------------------------------------------------------------------------
           PURCHASED OPTIONS (0.3%)
    2,300  Put - iShares MSCI EAFE Index expiring January 22, 2011 at 54                    550
      197  Put - Russell 2000 Index expiring December 18, 2010 at 700                       185
      155  Put - S&P 500 Index expiring December 18, 2010 at 1,160                          232
      100  Put - S&P 500 Index expiring December 18, 2010 at 1,180                          222
      160  Put - S&P 500 Index expiring January 22, 2011 at 1,160                           480
                                                                                       --------

           TOTAL PURCHASED OPTIONS (COST: $1,720)                                      $  1,669
                                                                                       ========
           WRITTEN OPTIONS (0.1%)
     (197) Call - Russell 2000 Index expiring December 18, 2010 at 730                     (299)
      (76) Call - S&P 500 Index expiring December 18, 2010 at 1,210                         (62)
     (100) Call - S&P 500 Index expiring January 22, 2011 at 1,240                         (102)
     (100) Put - S&P 500 Index expiring December 18, 2010 at 1,100                          (46)
                                                                                       --------

           TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $743)                             $   (509)
                                                                                       ========

-----------------------------------------------------------------------------------------------
                                                                                     UNREALIZED
NUMBER OF                                                              CONTRACT   APPRECIATION/
CONTRACTS                                                 EXPIRATION    VALUE    (DEPRECIATION)
LONG/(SHORT)                                                DATE        (000)             (000)
-----------------------------------------------------------------------------------------------
            FUTURES (0.9%)(f)
       85   Russell 2000 Mini Index                       12/17/2010     $  581        $     36
        8   S&P 500 E-Mini Index                          12/17/2010      5,013             140
                                                                                       --------

            TOTAL FUTURES                                                              $    176
                                                                                       ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                         (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                     QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                 IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS             INPUTS        INPUTS       TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $255,538           $      -        $    -    $255,538
  Preferred Securities                           -             13,121         1,950      15,071
  Exchange-Traded Funds                    106,288                  -             -     106,288

Bonds:
  Corporate Obligations                          -            138,930             -     138,930
  Eurodollar and Yankee Obligations              -             20,204             -      20,204
  Asset-Backed Securities                        -              6,963             -       6,963
  Commercial Mortgage Securities                 -             63,811             -      63,811
  U.S. Treasury Securities                   6,341                  -             -       6,341
  Municipal Bonds                                -              2,660             -       2,660

Money Market Instruments:
  Commercial Paper                               -             18,089             -      18,089
  Money Market Funds                        11,617                  -             -      11,617

Short-Term Investments Purchased With
  Cash Collateral From Securities Loaned:
  Repurchase Agreements                          -              1,124             -       1,124
  Money Market Funds                            44                  -             -          44
Purchased Options                            1,669                  -             -       1,669
Futures*                                       176                  -             -         176
-----------------------------------------------------------------------------------------------
Total                                     $381,673           $264,902        $1,950    $648,525
-----------------------------------------------------------------------------------------------

* Futures are valued at the unrealized appreciation/depreciation on the investment.

-----------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                         (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                     QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                 IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
LIABILITIES              FOR IDENTICAL LIABILITIES             INPUTS        INPUTS       TOTAL
-----------------------------------------------------------------------------------------------
Written Options                             $(509)                 $-            $-      $(509)
-----------------------------------------------------------------------------------------------
Total                                       $(509)                 $-            $-      $(509)
-----------------------------------------------------------------------------------------------

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

----------------------------------------------------------------------------------------------
                                                                                     PREFERRED
                                                                                    SECURITIES
----------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                              $2,400
Net realized gain (loss)                                                                  (450)
Change in net unrealized appreciation/depreciation                                           -
Net purchases (sales)                                                                        -
Transfers in and/or out of Level 3                                                           -
----------------------------------------------------------------------------------------------
Balance as of November 30, 2010                                                         $1,950
----------------------------------------------------------------------------------------------

For the period ended November 30, 2010, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.0% of net assets at November 30, 2010.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    iShares Exchange-traded funds, managed by Black Rock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT     Real estate investment trust

    SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

o   SPECIFIC NOTES

    (a) The security or a portion thereof was out on loan as of November 30, 2010.

    (b) At November 30, 2010, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (d) Security was fair valued at November 30, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at November 30, 2010, was $2,389,000, which represented 0.4% of the Fund's net assets.

    (f) Cash with a value of $396,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at November 30, 2010.

    (i) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2010.

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

         The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (j) Currently the issuer is in default with respect to interest and/or principal payments.

    (k) Security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2010.

    (l) Rate represents the money market fund annualized seven-day yield at November 30, 2010.

    (m) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association
         (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $1,138) (cost of $605,422)                $646,680
   Purchased options, at market value (cost of $1,720)                              1,669
   Cash                                                                               633
   Receivables:
      Capital shares sold                                                             583
      USAA Investment Management Company (Note 6D)                                    470
      Dividends and interest                                                        3,735
      Securities sold                                                                  63
      Other                                                                             1
                                                                                 --------
         Total assets                                                             653,834
                                                                                 --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              1,168
      Capital shares redeemed                                                         507
   Written options, at market value (premiums received of $743)                       509
   Variation margin on futures contracts                                                9
   Accrued management fees                                                            406
   Accrued transfer agent's fees                                                       17
   Other accrued expenses and payables                                                106
                                                                                 --------
         Total liabilities                                                          2,722
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $651,112
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $694,350
   Accumulated undistributed net investment income                                  3,134
   Accumulated net realized loss on investments, options, and
      futures transactions                                                        (87,989)
   Net unrealized appreciation of investments, options, and futures contracts      41,617
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $651,112
                                                                                 ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                     50,012
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  13.02
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 3,469
   Interest                                                               9,131
   Securities lending (net)                                                  29
                                                                        -------
      Total income                                                       12,629
                                                                        -------
EXPENSES
   Management fees                                                        2,327
   Administration and servicing fees                                        466
   Transfer agent's fees                                                  1,204
   Custody and accounting fees                                               92
   Postage                                                                   64
   Shareholder reporting fees                                                31
   Trustees' fees                                                             5
   Registration fees                                                         23
   Professional fees                                                         43
   Other                                                                     10
                                                                        -------
      Total expenses                                                      4,265
   Expenses reimbursed                                                   (1,162)
                                                                        -------
      Net expenses                                                        3,103
                                                                        -------
NET INVESTMENT INCOME                                                     9,526
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                           8,234
      Affiliated transactions (Note 8)                                       21
      Options                                                            (4,975)
      Futures transactions                                                   25
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        34,535
      Options                                                               103
      Futures contracts                                                     197
                                                                        -------
         Net realized and unrealized gain                                38,140
                                                                        -------
   Increase in net assets resulting from operations                     $47,666
                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended November 30, 2010 (unaudited), and year ended
May 31, 2010

--------------------------------------------------------------------------------

                                                            11/30/2010       5/31/2010
--------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $  9,526        $ 21,752
   Net realized gain on investments                              8,255          20,536
   Net realized loss on options                                 (4,975)         (5,406)
   Net realized gain on futures transactions                        25          13,310
   Change in net unrealized appreciation/depreciation of:
      Investments                                               34,535          77,878
      Options                                                      103            (236)
      Futures contracts                                            197          (7,088)
                                                              ------------------------
      Increase in net assets resulting from operations          47,666         120,746
                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (10,005)        (21,571)
                                                              ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    69,180         120,358
   Reinvested dividends                                          9,894          21,344
   Cost of shares redeemed                                     (57,711)        (98,773)
                                                              ------------------------
      Increase in net assets from capital share transactions    21,363          42,929
                                                              ------------------------
   Net increase in net assets                                   59,024         142,104

NET ASSETS
   Beginning of period                                         592,088         449,984
                                                              ------------------------
   End of period                                              $651,112        $592,088
                                                              ========================
Accumulated undistributed net investment income:
   End of period                                              $  3,134        $  3,613
                                                              ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   5,498          10,071
   Shares issued for dividends reinvested                          801           1,845
   Shares redeemed                                              (4,593)         (8,264)
                                                              ------------------------
      Increase in shares outstanding                             1,706           3,652
                                                              ========================

See accompanying notes to financial statements.

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

       calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   5.  Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

   6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   8. Repurchase agreements are valued at cost, which approximates market value.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

       duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note 1A7; commercial paper valued at amortized cost; and repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs at the November 30, 2010, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

   to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2010*
   (IN THOUSANDS)

                                ASSET DERIVATIVES                 LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------
DERIVATIVES          STATEMENT OF                             STATEMENT OF
NOT ACCOUNTED        ASSETS AND                               ASSETS AND
FOR AS HEDGING       LIABILITIES                              LIABILITIES
INSTRUMENTS          LOCATION                   FAIR VALUE    LOCATION           FAIR VALUE
-------------------------------------------------------------------------------------------
Equity               Purchased options; Net      $1,845**     Written options     $(509)**
contracts            unrealized depreciation
                     of investments, options,
                     and futures contracts
-------------------------------------------------------------------------------------------

 *For open derivative instruments as of November 30, 2010, see the portfolio of investments, which is also indicative of activity for the period-ended November 30, 2010.
**Includes cumulative appreciation (depreciation) of futures contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2010 (IN THOUSANDS)

DERIVATIVES                                                           CHANGE IN UNREALIZED
NOT ACCOUNTED                                                         APPRECIATION
FOR AS HEDGING    STATEMENT OF                 REALIZED GAIN (LOSS)   (DEPRECIATION) ON
INSTRUMENTS       OPERATIONS LOCATION          ON DERIVATIVES         DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts  Net realized gain (loss)          $(4,950)                  $300
                  on options and futures
                  transactions/Change
                  in net unrealized
                  appreciation/depreciation of
                  options and futures contracts
------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

   of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended November 30, 2010, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended November 30, 2010, the Fund paid CAPCO facility fees of $1,000, which represents 1.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2010.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2011, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2010, the Fund had capital loss carryovers of $89,386,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

        CAPITAL LOSS CARRYOVERS
----------------------------------------
 EXPIRES                       BALANCE
---------                    -----------
  2017                       $58,134,000
  2018                        31,252,000
                             -----------
                 Total       $89,386,000
                             ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended November 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of November 30, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2010, were $433,318,000 and $447,367,000, respectively.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

As of November 30, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2010, were $64,923,000 and $23,716,000, respectively, resulting in net unrealized appreciation of $41,207,000.

For the six-month period ended November 30, 2010 transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                                         NUMBER OF     RECEIVED
                                                         CONTRACTS     (000's)
                                                         ----------------------
Outstanding at May 31, 2010                                  297       $   311
Options written                                            3,479         2,591
Options terminated in closing purchase transactions       (2,561)       (1,418)
Options expired                                             (742)         (741)
                                                         ----------------------
Outstanding at November 30, 2010                             473       $   743
                                                         ======================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended November 30, 2010, the Fund received securities-lending income of $29,000, which is net of the 20% income retained by ClearLend. As of November 30, 2010, the Fund loaned securities having a fair market value of approximately $1,138,000 and received cash collateral of $1,168,000 for the loans, which was invested in short-term investments, as noted in Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the six-month period ended November 30, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $2,327,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

   (Volaris Group) and effective August 1, 2010, with QS Investors, LLC (QS), under which QS directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees, paid or payable to QS, of $125,000.

   The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $40,000.

   Effective August 1, 2010, the Manager terminated its investment subadvisory agreement with Deutsche Investment Management Americas Inc. (DIMA), under which DIMA had directed the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). For the six-month period ended November 30, 2010, the Manager incurred subadvisory fees, paid or payable to DIMA, of $59,000.

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $466,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2010, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the six-month period ended November 30, 2010, the Fund incurred reimbursable expenses of $1,162,000, of which $470,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended November 30, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,204,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                               COST TO          NET REALIZED
   SELLER             PURCHASER               PURCHASER    GAIN (LOSS) TO SELLER
--------------------------------------------------------------------------------
USAA Balanced        USAA Intermediate-Term
 Strategy Fund        Bond Fund                $880,000             $21,000

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                           NOVEMBER 30,                     YEAR ENDED MAY 31,
                           ------------------------------------------------------------------------
                               2010             2010       2009         2008       2007        2006
                           ------------------------------------------------------------------------
Net asset value at
 beginning of period       $  12.26         $  10.08   $  14.01     $  15.70   $  14.97   $   15.41
                           ------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income          .22              .47        .43          .38        .37         .34
 Net realized and
  unrealized gain (loss)        .75             2.18      (3.95)        (.96)      1.68         .26
                           ------------------------------------------------------------------------
Total from investment
 operations                     .97             2.65      (3.52)        (.58)      2.05         .60
                           ------------------------------------------------------------------------
Less distributions from:
 Net investment income         (.21)            (.47)      (.41)        (.38)      (.38)       (.31)
 Realized capital gains           -                -       (.00)(a)     (.73)      (.94)       (.73)
                           ------------------------------------------------------------------------
Total distributions            (.21)            (.47)      (.41)       (1.11)     (1.32)      (1.04)
                           ------------------------------------------------------------------------
Net asset value at end
 of period                 $  13.02         $  12.26   $  10.08     $  14.01   $  15.70    $  14.97
                           ========================================================================

Total return (%)*              7.97            26.63     (25.13)       (3.82)     14.28(b)     3.84
Net assets at end
 of period (000)           $651,112         $592,088   $449,984     $622,186   $661,780    $634,124
Ratios to average
 net assets:**
 Expenses (%)(c)               1.00(d)          1.00       1.00         1.00       1.00(b)     1.00
 Expenses, excluding
  reimbursements (%)(c)        1.37(d)          1.38       1.42         1.26       1.26(b)     1.27
 Net investment income (%)     3.07(d)          3.95       4.12         2.61       2.46        2.15
Portfolio turnover (%)           74              110        115          185(e)     179         153

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended November 30, 2010, average net assets were $619,267,000.
(a) Represents less than $0.01 per share.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                               (.00%)(+)        (.00%)(+)  (.00%)(+)    (.00%)(+)  (.01%)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

EXPENSE EXAMPLE

November 30, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2010, through November 30, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                  BEGINNING            ENDING             DURING PERIOD*
                                ACCOUNT VALUE       ACCOUNT VALUE         JUNE 1, 2010 -
                                 JUNE 1, 2010     NOVEMBER 30, 2010     NOVEMBER 30, 2010
                                ---------------------------------------------------------
Actual                            $1,000.00           $1,079.70               $5.21

Hypothetical
 (5% return before expenses)       1,000.00            1,020.05                5.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.97% for the six-month period of June 1, 2010, through November 30, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

                                                        [LOGO OF RECYCLED PAPER]
                                                                 Recycled
                                                                  Paper

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   27804-0111                                (C)2011, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2010

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    01/26/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    01/26/2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    01/26/2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.